FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated September 13, 2019 to the Prospectus and Statement of Additional Information (“SAI”) Dated December 28, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On July 19, 2019, First Western Capital Management Company (“First Western”), the investment adviser to each of the First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (the “Funds”) announced that it had entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), whereby Lido, on behalf of Oakhurst, would acquire First Western’s Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Western Funds Trust (the “Trust”) (the “Board”) on July 23, 2019, approved new investment advisory agreements between the Trust, on behalf of each Fund, and Oakhurst (the “New Advisory Agreements”). It is anticipated that the Transaction will become effective on or about September 30, 2019.

At a Special Meeting of Shareholders held on September 13, 2019 (the “Meeting”), shareholders approved the New Advisory Agreements with Oakhurst for each Fund. Under the New Advisory Agreements, Oakhurst will provide the same advisory services at the same advisory fees provided under the advisory agreements with First Western. The persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, will become employees of Oakhurst and will continue to manage the Funds in accordance with their current investment objectives and principal investment strategies.

At the Meeting, shareholders also approved a “manager of managers” structure which would allow Oakhurst and each Fund, subject to being granted exemptive relief from the Securities and Exchange Commission (the “SEC”), to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining shareholder approval under certain conditions. Although the Funds currently do not utilize a sub-adviser structure, the Funds will have the flexibility to do so in the future provided they apply for and receive manager of managers exemptive relief from the SEC.

In addition, at the Meeting, shareholders elected a new trustee to serve on the Board, Jason Lee, together with Debra McGinty-Poteet and Keith Wirtz, two existing trustees. Mr. Lee joined Oakhurst in August 2017 and currently serves as General Counsel and Chief Compliance Officer for Oakhurst and its sister company, Lido. Mr. Lee has over 20 years of white collar and securities-related litigation, regulatory, and compliance experience in both government, private practice, and in-house settings. He started his career in the Honors Program of the SEC and worked nearly fifteen years in the SEC’s Division of Enforcement, both in Washington D.C. and Los Angeles, pursuing investment adviser and broker dealer misconduct, financial fraud, insider trading, and market manipulation. He also worked on joint inter-agency criminal and civil investigations, including joint investigations with the FBI and the U.S. Attorney’s Office. Further, he advised the Director of the SEC’s Division of Enforcement as a Senior Special Counsel on programmatic policies impacting the agency’s overall investigative and litigation efforts. Mr. Lee also spent six years in private practice at a San Francisco-based firm where he co-chaired its securities defense practice, representing hedge fund managers, investment advisors, brokers, and public companies. He also engaged in multi-jurisdictional complex business litigation, including securities class actions and mass actions. He is admitted to practice law in California and all U.S. Federal Courts. In 2018, Mr. Lee was appointed by the California Supreme Court to serve as Chair of the California State Bar’s Board of Trustees, the governing body of the largest attorney bar in the country. As the Chair, he is charged with overseeing over 500 employees, over 250,000 licensees and the agency’s $250 million budget that runs the state’s attorney regulatory system, including discipline, admissions, and education, and critical diversity and access to justice efforts. Prior to his service on the California State Bar’s Board of Trustees, Mr. Lee was the Chair of the Commission on Judicial Nominees Evaluation, the body statutorily responsible for vetting and rating the qualifications of all potential appointees to California’s trial and appellate courts. Mr. Lee holds a B.A. degree in Economics from the University of California, Los Angeles, a J.D. degree from the Santa Clara University School of Law and an LL.M (Master of Laws) degree from Georgetown University Law Center. The Board has concluded that Mr. Lee is qualified to serve as a Trustee because of his legal experience in the investment management industry, his academic background, positions of leadership and his service on other boards. Mr. Lee does not own shares of any of the Funds and does not receive any compensation for his service as a Trustee of the Trust.

Debbie Silversmith, a current Trustee of the Trust, is expected to resign from the Trust’s Board and Mr. Lee is expected to assume his role as a Trustee of the Trust on or about the time the New Advisory Agreements between the Trust and Oakhurst become effective. The New Advisory Agreements are expected to become effective on or about September 30, 2019.

Effective on or about October 14, 2019, the name of the Trust and the Funds will be changed as follows:

Current Name	New Name and Ticker Symbol
First Western Funds Trust	Oakhurst Funds Trust
First Western Fixed Income Fund	Oakhurst Fixed Income Fund – Institutional Shares - Ticker Symbol: OHFIX
First Western Short Duration Bond Fund	Oakhurst Short Duration Bond Fund – Institutional Shares - Ticker Symbol: OHSDX
First Western Short Duration High Yield Credit Fund	Oakhurst Short Duration High Yield Credit Fund – Institutional Shares - Ticker Symbol: OHSHX

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